                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                      ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):           MAY 30, 1997
                                                  -----------------------------

                              ATRION CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                  0-10763                     63-0821819
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(STATE OR OTHER JURISDICTION      (COMMISSION                 (IRS EMPLOYER
     OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)



POST OFFICE BOX 587, ARAB, ALABAMA                               35016
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES )                      (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:        (205) 586-1580
                                                    --------------------------

P.O.  BOX 3869, MUSCLE SHOALS, ALABAMA 35662
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(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
-------   -------------------------------------

On May 30, 1997, Atrion Corporation (the "Registrant") completed the sale of all of the issued and outstanding shares of common stock of Alabama-Tennessee Natural Gas Company ("Alabama-Tennessee"), Tennessee River Intrastate Gas Company, Inc. and AlaTenn Energy Marketing Company, Inc., Alabama corporations hereinafter referred to as the "Natural Gas Subsidiaries," to Midcoast Energy Resources, Inc. (Midcoast), a Nevada corporation, pursuant to the terms of an Asset Purchase Agreement dated March 19, 1997 (the "Asset Purchase Agreement"), between the Registrant and Midcoast. The Natural Gas Subsidiaries comprised substantially all of the Registrant's natural gas operations and their assets include approximately 327 miles of natural gas pipelines and related facilities.

Terms of the Disposition.
------------------------

In consideration for the common stock of the Natural Gas Subsidiaries, Midcoast paid to the Registrant cash in the amount of $39,373,000 on May 30, 1997. Such amount is subject to adjustment depending upon the final determination of the consolidated net book value of the Natural Gas Subsidiaries as of May 29, 1997. In addition, certain annual contingent deferred payments of up to $250,000 per year are to be paid by Midcoast to the Registrant over an eight-year period beginning in 1999, with the amount paid each year to be dependent upon revenues received by Midcoast from certain gas transportation contracts. The sales price received from Midcoast was determined on the basis of arm's length negotiations between the Registrant and Midcoast following extensive discussions by the Registrant with a number of parties regarding their interest in purchasing the Natural Gas Subsidiaries and the receipt of bids from several parties. The Registrant also received an opinion from Raymond James & Associates, Inc. that the purchase price was fair, from a financial point of view, to the Registrant. At the time of the execution and delivery of the Asset Purchase Agreement and the consummation of the transactions contemplated thereby, there were no affiliations among Midcoast and its affiliates, on the one hand, and the Registrant and its affiliates, on the other hand. At the closing of the sale transaction, the Registrant, Midcoast and Alabama-Tennessee executed certain agreements pursuant to which Alabama-Tennessee granted certain license rights with respect to its rights-of-way to AlaTenn Pipeline Company, Inc., the Registrant's wholly-owned industrial gas pipeline company, and agreed to service the Registrant's gaseous oxygen pipeline for a period of two years.

A copy of the Asset Purchase Agreement is included as Appendix A to the Registrant's definitive proxy statement relating to its 1997 annual meeting of stockholders and filed with the Securities and Exchange Commission on April 23, 1997, and the foregoing description of certain provisions of the Asset Purchase Agreement and the transactions contemplated thereby is qualified in its entirety by reference to such Appendix.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
-------   ----------------------------------

(a)  Not applicable.
(b)  Unaudited pro forma financial information.

The following unaudited pro forma condensed consolidated financial statements, including (i) a pro forma condensed consolidated balance sheet as of March 31, 1997 and (ii) pro forma condensed consolidated statements of income for the year ended December 31, 1996 and for the three months ended March 31, 1997, give effect to the discontinuance of the Registrant's natural gas operations, including the sale of the Natural Gas Subsidiaries as described above. Such unaudited pro forma financial statements also give effect to the discontinuance of the Registrant's other two small natural gas subsidiaries, which are presently anticipated to be sold in the next several months. Such pro forma financial statements have been derived from the Registrant's audited financial statements as of and for the year ended December 31, 1996, included in the Registrant's Annual Report on Form 10-K, filed with the Commission on March 27, 1997 and the unaudited financial statements as of and for the quarter ended March 31, 1997, included in the Registrant's Quarterly Report on Form 10-Q, filed with the Commission on May 13, 1997. The adjustments described in the pro forma condensed consolidated balance sheet assume that the sale of the Natural Gas Subsidiaries described herein was consummated at March 31, 1997, while the adjustments described in the pro forma condensed consolidated statements of income assume that such transaction was consummated at the beginning of the periods presented.

The unaudited pro forma information is provided for comparative purposes only. It does not purport to be indicative of the results that actually would have occurred if the transaction had been consummated on the dates indicated or which may be obtained in the future. The pro forma condensed consolidated statements of income do not reflect any gain from the sale of the Natural Gas Subsidiaries, nor do they reflect any interest which might be earned with the remaining proceeds from the sale after the payment of related expenses and all long-term debt. The consolidated pro forma financial information should be read in conjunction with (i) the historical consolidated financial statements and the notes related thereto and (ii) "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Registrant's Annual Report on Form 10-K for 1996 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 1997.

                               ATRION CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1997



                                        -------------------------------------------------------------

                                                       Discontinued
                                          Registrant    Natural Gas        Pro Forma       Registrant
                                          Historical  Operations/(1)/  Adjustments/(2)/    Pro Forma
                                        -------------------------------------------------------------
                 ASSETS                                         (in thousands)


Current assets:
   Cash and temporary cash investments       $   174          $     1       $29,541/(a)/     $29,714
   Accounts receivable                        12,408            8,041             0            4,367
   Other current assets                        5,249              858           256/(b)/       4,647
                                        -------------------------------------------------------------
                                              17,831            8,900        29,797           38,728
                                        -------------------------------------------------------------

Plant and equipment (net)                     25,288           12,597            22/(b)/      12,713
                                        -------------------------------------------------------------

Other assets:
   Intangibles                                11,088                0             0           11,088
   Other                                       4,062            1,467          (329)/(b)(c)/   2,266
                                        -------------------------------------------------------------
                                              15,150            1,467          (329)          13,354
                                        -------------------------------------------------------------
                                              58,269           22,964        29,490           64,795
                                        =============================================================

STOCKHOLDERS' EQUITY AND LIABILITIES

Current liabilities                           11,906            7,042          (783)/(b)/      4,081
                                        -------------------------------------------------------------
Long-term debt                                 7,066                0        (7,066)/(d)/          0
                                        -------------------------------------------------------------
Other liabilities                              3,889            2,721         7,174/(b)/       8,342
                                        -------------------------------------------------------------
Stockholders' equity                          35,408           13,201        30,165/(e)/      52,372
                                        -------------------------------------------------------------
                                             $58,269          $22,964       $29,490          $64,795
                                        =============================================================

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

                               ATRION CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996



                                              ---------------------------------------------------------------
                                                             Discontinued
                                              Registrant      Natural Gas         Pro Forma        Registrant
                                              Historical     Operations/(1)/    Adjustments/(2)/    Pro Forma
                                              ----------------------------------------------------------------
                                                          (in thousands, except per share data)

Revenues                                        $135,977          $(113,936)      $      0           $22,041
                                              ---------------------------------------------------------------
Cost of goods sold                               113,995           (101,042)             0            12,953
                                              ---------------------------------------------------------------
Gross margin                                      21,982            (12,894)             0             9,088
                                              ---------------------------------------------------------------
Operating expenses                                12,631             (6,062)         1,294/(f)/        7,863
                                              ---------------------------------------------------------------
Net operating income                               9,351             (6,832)        (1,294)            1,225
                                              --------------------------------------------------------------
Other income (expense):
   Investment and other income                     1,238               (702)             0/(h)/          536
   Interest expense                                 (435)               251            184/(g)/            0
                                              ---------------------------------------------------------------
                                                     803               (451)           184               536
                                              ---------------------------------------------------------------
Income before income taxes                        10,154             (7,283)        (1,110)            1,761
                                              ---------------------------------------------------------------
Income tax expense                                 3,677             (2,644)          (402)/(i)/         631
                                              ---------------------------------------------------------------
Net income                                      $  6,477          $  (4,639)      $   (708)          $ 1,130
                                              ===============================================================
Earnings per share                                 $2.03                                                $.35
                                              ==========                                           ==========
Average shares of common stock outstanding         3,189                                               3,189
                                              ==========                                           ==========


See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

                               ATRION CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997



                                            ------------------------------------------------------------------
                                                               Discontinued
                                              Registrant        Natural Gas         Pro Forma       Registrant
                                              Historical      Operations/(1)/    Adjustments/(2)/    Pro Forma
                                            ------------------------------------------------------------------
                                                          (in thousands, except per share data)
                                            ------------------------------------------------------------------
Revenues                                         $40,018           $(32,174)          $   0           $7,844
                                            ------------------------------------------------------------------
Cost of goods sold                                33,942            (28,942)              0            5,000
                                            ------------------------------------------------------------------
Gross margin                                       6,076             (3,232)              0            2,844
                                            ------------------------------------------------------------------
Operating expenses                                 3,403             (1,428)            376/(f)/       2,351
                                            ------------------------------------------------------------------
Net operating income                               2,673             (1,804)           (376)             493
                                            ------------------------------------------------------------------
Other income (expense):
   Investment and other income                        49                 (5)              0/(h)/          44
   Interest expense                                 (142)                 0             142/(g)/           0
                                            ------------------------------------------------------------------
                                                     (93)                (5)            142               44
Income before income taxes                         2,580             (1,809)           (234)             537
                                            ------------------------------------------------------------------
Income tax expense                                   948               (657)            (85)/(i)/        206
                                            ------------------------------------------------------------------
Net income                                       $ 1,632           $ (1,152)          $(149)          $  331
                                            ==================================================================
Earnings per share                                  $.51                                                $.10
                                            ============                                           ===========
Average shares of common stock outstanding         3,215                                               3,215
                                            ============                                           ===========


See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


(1) To reflect the sale of the Natural Gas Subsidiaries by adjusting the Registrant's historical financial statements for all assets, liabilities, revenues and expenses attributable to the Natural Gas Subsidiaries as well as the assets, liabilities, revenues and expenses of the remaining discontinued operations.

(2) To reflect certain other adjustments as a result of the sale of the Natural Gas Subsidiaries, as follows:

     (a) Gross proceeds of $39,373 received at closing, less transaction-related expenses, expenses related to discontinuing the natural gas operations, repayment of all long-term debt and payment of estimated income tax liabilities. Assumes $223 received as a post-closing adjustment and no contingent deferred purchase price payments.

     (b) The retention of certain assets and liabilities of the Natural Gas Subsidiaries by the Registrant and the accrual of certain expenses related to the sale of the Natural Gas Subsidiaries.

     (c) The recognition of the curtailment of certain Registrant benefit plans as a result of the sale of the Natural Gas Subsidiaries.

     (d) Assumes all long-term debt of the Registrant is paid off from the proceeds of the sale of the Natural Gas Subsidiaries.

     (e) Includes an estimated gain on the sale of the Natural Gas Subsidiaries of $17,005 which is not included in the pro forma condensed consolidated statements of income.

     (f) The reallocation of certain overhead expenses from the discontinued operations to the Registrant's continuing operations.

     (g) The elimination of all remaining interest expense on the Registrant's long-term debt not previously allocated from the Registrant to the Natural Gas Subsidiaries based on the assumption that all long-term debt will be retired.

     (h) Assumes no interest income on the net proceeds from the sale of the Natural Gas Subsidiaries remaining after payment of related expenses and all long-term debt.

     (i) Estimated income tax effect of (f) and  (g) above.

(c)  Exhibits.

Exhibit No.                         Description
-----------                         -----------

   2 Asset Purchase Agreement, dated March 19, 1997, between Atrion Corporation and Midcoast Energy Resources, Inc. (incorporated herein by reference to Appendix A to the Registrant's definitive Proxy Statement, filed with the Commission on April 23, 1997)

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, Atrion Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Atrion Corporation



Dated: June 16, 1997                        /s/    Jerry A. Howard
                                            ----------------------------------
                                            Jerry A. Howard
                                            Chairman of the Board, President
                                            and Chief Executive Officer

                                 EXHIBIT INDEX



Exhibit No.                  Description
----------                   -----------

    2 Asset Purchase Agreement, dated March 19, 1997, between Atrion Corporation and Midcoast Energy Resources, Inc. (incorporated herein by reference to Appendix A to the Registrant's definitive Proxy Statement, filed with the Commission on April 23, 1997)